Exhibit 99.1 Business Update July 29, 2020

Forward-Looking Statements Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, including costs related to uninsured wildfire-related and mudslide-related liabilities, costs incurred to mitigate the risk of utility equipment causing future wildfires, costs incurred to implement SCE's new customer service system and costs incurred as a result of the COVID-19 pandemic; • ability of SCE to implement its Wildfire Mitigation Plan, including effectively implementing Public Safety Power Shut-Offs when appropriate; • ability to obtain sufficient insurance at a reasonable cost, including insurance relating to SCE's nuclear facilities and wildfire-related claims, and to recover the costs of such insurance or, in the event liabilities exceed insured amounts, the ability to recover uninsured losses from customers or other parties; • risks associated with California Assembly Bill 1054 (“AB 1054”) effectively mitigating the significant risk faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial cause, including SCE's ability to maintain a valid safety certification, SCE's ability to recover uninsured wildfire-related costs from the insurance fund established under AB 1054 (“Wildfire Insurance Fund”), the longevity of the Wildfire Insurance Fund, and the CPUC's interpretation of and actions under AB 1054, including their interpretation of the new prudency standard established under AB 1054; • decisions and other actions by the California Public Utilities Commission, the Federal Energy Regulatory Commission, the Nuclear Regulatory Commission and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, determinations of authorized rates of return or return on equity, the recoverability of wildfire-related and mudslide-related costs, issuance of SCE's wildfire safety certification, wildfire mitigation efforts, and delays in executive, regulatory and legislative actions; • ability of Edison International or SCE to borrow funds and access bank and capital markets on reasonable terms; • risks associated with the decommissioning of San Onofre, including those related to public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel, delays, contractual disputes, and cost overruns; • pandemics, such as COVID-19, and other events that cause regional, statewide, national or global disruption,, which could impact, among other things, Edison International's and SCE's business, operations, cash flows, liquidity and/or financial results; • extreme weather-related incidents and other natural disasters (including earthquakes and events caused, or exacerbated, by climate change, such as wildfires), which could cause, among other things, public safety issues, property damage and operational issues; • physical security of Edison International's and SCE's critical assets and personnel and the cybersecurity of Edison International's and SCE's critical information technology systems for grid control, and business, employee and customer data; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to generate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers, other than electrical corporations (like SCE) and CCAs); • risks inherent in SCE's transmission and distribution infrastructure investment program, including those related to project site identification, public opposition, environmental mitigation, construction, permitting, power curtailment costs (payments due under power contracts in the event there is insufficient transmission to enable acceptance of power delivery), changes in the California Independent System Operator’s transmission plans, and governmental approvals; and • risks associated with the operation of transmission and distribution assets and power generating facilities, including public, contractor and employee safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. July 29, 2020 1

Edison International is leading the transformation of the electric power industry Holding company focused on opportunities in clean energy, efficient electrification, grid of the future, and customer choice One of the nation’s largest electric-only utilities, serving over 15 million residents EIX’s principal subsidiary, with ~$5 billion annual electric infrastructure investment opportunity Growth driven by investment in modernizing the grid and advancing California’s ambitious low carbon objectives Wires-focused rate base of ~$34 billion, with limited ownership of power generation capacity (<20% of electricity sales from owned generation) Independent advisory and services company designing optimal energy portfolio solutions for large-scale customers Customer base includes 14 of the Fortune 50 July 29, 2020 2

Sustainability is central to Edison's vision to lead the transformation of the electric power industry

We have made long-term, public commitments related to clean energy, transportation electrification, diversity and inclusion, and safety[1]

Environmental

Targeting 100% carbon-free power delivered by 2045; 51% carbon-free power in 2019[2]

Approved and proposed investments of over $1 billion to expand transportation electrification[3]

Named leader in solar for 12th year and #1 utility nationally in energy storage for 2nd year[3,4]

Encourage customer adoption of clean energy technology

Social

Swift COVID-19 response as essential services provider

$5 billion annually in safe, reliable, clean energy grid[3,5]

Long-standing community partnerships, including 40%+ spend with diverse suppliers[3]

In 2019, 35% female executives and targeting gender parity by 2030; 59% executives diverse by gender, race/ethnicity

Undertaking multi-year safety culture transformation

Governance

Highest level governance scores from ISS and Moody's

Board oversight of ESG risks such as safety, climate change impacts, and cybersecurity

7 of 11 directors diverse by gender, race/ethnicity, and LGBTQ identification, including four women

45% of executive pay tied to safety-related metrics in 2020

10 of 11 directors are independent, including chair

1. We publish an annual Sustainability Report found here: https://www.edison.com/home/investors/sustainability/sustainability-report.html
2. Percentages refer to power delivered to SCE customers. Reflects no coal generation of delivered electricity
3. Refers to SCE only
4. Based on Smart Electric Power Alliance (SEPA) rankings published in 2019 (https://sepapower.org/2019-top-10-winners/)
5. Subject to regulatory approval

July 29, 2020

Energy for What's Ahead℠

3

Investment thesis: Strong alignment between California’s clean energy goals and EIX’s business drivers Decoupling of sales Constructive California and Forward-looking ratemaking Federal regulatory structures Premium California ROE Wildfire prudency standard Aggressive climate goals met California GHG reduction with clean, efficient, economy- Helping customers make wide electrification clean energy choices Address wildfire risk Significant investment required Infrastructure replacement to strengthen and modernize Grid modernization the electric grid Electrification infrastructure 6–8% average annual rate Investment in electric-led clean base growth through 2023 energy future results in strong Target dividend payout of rate base and dividend growth 45–55% of SCE earnings July 29, 2020 4

California's regulatory mechanisms provide revenue certainty, even as load and payment patterns change

Revenue Decoupling means earnings aren't affected by changes in electricity sales	Long-standing regulatory mechanism that breaks the link between retail electricity sales and revenue; promotes energy efficiency, helps stabilize customer bills, and supports environmental goals Changes in sales only affect timing of cash collection
Balancing Accounts allow SCE to collect and refund differences to authorized revenue	SCE has several balancing accounts, including one for variances in sales volume, such as those related to COVID-19 – Balancing account established for residential uncollectibles Year-over-year trend: Less than 1% decline in system load, composed of 20% increase in residential and 10% decrease in non-residential load[1]
COVID-19 Related Memo Accounts allow SCE to track cost and payment changes for cost recovery requests	CPUC approved COVID-19 Pandemic Protections Memo Account where SCE will track non-payment and non-recovery of billed amounts for residential and small business customers COVID-19 related costs will record to Catastrophic Event Memo Account Both require seeking approval to recover costs recorded to them

1. Data based on period starting March 16, 2020 through July 5, 2020. Percentages are in comparison to 2019. Information is not weather adjusted. Customer class and system load represent all SCE retail customers (including Direct Access and CCA). SCE's load impact by customer class is estimated based on representative samples and does not reflect actual billed usage

July 29, 2020 Energy for What's Ahead℠ 5

Reaching California’s 2045 GHG goals requires a near- complete transformation of energy use economy wide “Adaptation to climate change must begin in earnest — which SCE is doing in part with our grid hardening, situational awareness, and operational changes — but we must act on longer term solutions as well.” – Pedro Pizarro, CEO of Edison International Pathway 2045: Key steps California must take to reach carbon neutrality 100% of grid sales with 75% of light-duty vehicles carbon-free electricity need to be electric 80 GW of utility-scale clean 66% of medium-duty vehicles generation need to be electric 30 GW of utility-scale energy 33% of heavy-duty vehicles storage need to be electric 33% of space and water Until there is an alternative, heating to be electrified by natural gas generation 2030 capacity provides a crucial role for reliability and 70% of space and water affordability, but declining by heating to be electrified by 50% by 2045 2045 40% of natural gas that Building electrification will remains will be decarbonized increase load significantly by through the addition of 2045—representing 15% of biomethane and hydrogen the total load July 29, 2020 6

SCE is a catalyst for achieving California’s aggressive GHG and clean energy goals via economy-wide electrification Achieving 80% GHG reduction by 2050 will require fuel use SCE delivered 51% changes in all sectors carbon-free electricity to State Carbon Emissions Reduction Pathway California GHG Emissions, Annual million metric tons (MMT) customers in 2019, up from 46% in 2018 400 Electricity Decarbonizing transportation sector, ~40% of GHG emissions, 300 40% by 2030 (260 MMT) requires widespread vehicle electrification 200 Transportation Carbon Neutrality by 2045 (108 MMT) Electricity required to be 80% by 2050 100% carbon-free by 2045 100 Industrial (86 MMT) Electrification of buildings Buildings and Other1 and industrial processes - will also be a key factor 2015 2020 2025 2030 2035 2040 2045 2050 1. Buildings and Other includes residential, commercial, and agriculture Source: Data from California Air Resources Board; California GHG Emissions data as of 2017 July 29, 2020 7

SCE has strong rate base growth driven by significant electric infrastructure investment opportunities

SCE forecasts deploying significant capital in 2020–2023...

Capital Expenditures, $ in Billions



~$21 billion
2020–2023
Wildfire[1]
Generation
Transmission
Distribution
4.8
5.0
5.4
5.4
5.4

	2019	2020	2021	2022	2023
Range Case[4]	(Actual)	4.8	4.9	4.9	4.8

...resulting in above industry average rate base growth

Rate Base[2,3], $ in Billions



7.5%
CAGR
28.5
30.8
33.5
35.9
38.2
41.0

Range Case[4]	2018	2019	2020	2021	2022	2023	CAGR
	28.5	30.8	33.3	35.1	37.0	39.2	6.6%

1. In accordance with Assembly Bill (AB) 1054, ~$1.6 billion of wildfire mitigation-related spend shall not earn an equity return
2. Morongo Transmission holds an option to invest up to $400 million in the West of Devers Transmission Project at the in-service date, estimated to be 2021. In the chart, rate base has been reduced to reflect this option. Capital forecast includes 100% of the project spend
3. Weighted-average year basis. Excludes rate base associated with ~$1.6 billion of capital referred to in footnote 1 and projects or programs not yet approved
4. For 2021–2023 capital, reflects a 10% reduction of the total capital forecast using management judgment based on experience of previously authorized amounts and potential for permitting delays and other operational considerations. For 2020 capital, reflects a 10% reduction applied only to FERC capital spending and non-GRC programs. For rate base, forecast range case reflects capital expenditure forecast range case

July 29, 2020

Energy for What's Ahead[SM]

8

SCE’s long-term growth drivers are highly aligned with California’s public policy goals Overarching Goals SCE Growth Drivers Sustained investment required to Infrastructure reach and maintain equilibrium Replacement Safe, Reliable, and replacement rate Affordable Significant investment in infrastructure Electricity Service Wildfire and practices that mitigate wildfire risk Mitigation and bolster prevention and response Accelerate the adoption and Grid integration of renewables and other Modernization distributed energy resources Electrification of Investments to support electrification Transportation of light-, medium-, and heavy-duty Decarbonization and Other Sectors vehicles and other sectors of California Energy storage essential to increasing Energy Storage carbon-free generation Future needs to meet renewables and Transmission clean energy mandates driven by CAISO planning process July 29, 2020 9

EIX continues to have a strong balance sheet and dividend growth

EIX and SCE have stable, investment grade ratings and have recently accessed the capital markets

- Investment grade ratings at SCE and EIX, targeting EIX long-term FFO/Debt ratio of 15–17%

Agency	Long-term Issuer Rating / Outlook	
	SCE	EIX
Moody's	Baa2 / Stable	Baa3 / Stable
S&P	BBB / Stable	BBB / Stable
Fitch	BBB- / Stable	BBB- / Stable

- No long-term debt maturities remain in 2020; $1 billion of SCE long-term debt matures in 2021
- Key actions in 2020
  - Completed 2020 EIX financing plan
  - SCE entered into 364-day credit agreements for AB 1054 wildfire mitigation capital spending
  - SCE entered into $1.5 billion 364-day credit agreement for GCP[1], including undercollections due to COVID-19
  - EIX and SCE have total liquidity of $7.2 billion[2]

EIX has 16 consecutive years of dividend growth[3]

Dividends per Share (in Dollars)



2.55
7.5% CAGR
0.80
2004
2020

1. General corporate purposes
2. As of June 30, 2020, $1.8 billion at EIX and $5.5 billion at SCE. Numbers do not add because of rounding
3. 2020 dividend annualized and based on December 12, 2019 declaration

July 29, 2020

Energy for What's Ahead℠ 10

Edison Energy enables organizations to deliver on their strategic, financial, and sustainability goals We transform the business of managing energy Provide independent, Help large corporate and institutional clients navigate the choices expert advice and and risks of managing energy services Strategic approach to energy requirements agnostic to technologies, existing relationships, markets, or solutions Deliver comprehensive, Use advanced analytics of customer’s entire energy portfolio to data-driven solutions optimize energy management in alignment with their goals Develop detailed portfolio solutions of renewables & sustainability, supply, demand, and installation service offerings Serve large-scale, Clients include 14 of the Fortune 50 multinational 2019, helped customers execute renewable energy agreements customer base totaling 1.85 GW Gain relevant insights Increasingly relevant to Edison International’s clean energy, for clean energy efforts electrification, and sustainability efforts July 29, 2020 11

EIX narrows 2020 core earnings guidance to $4.37–4.62 Midpoint of 2020 Core Earnings Per Share Guidance Range of $4.37–4.62 Building from SCE Rate Base on 2019 Weighted Average Shares $0.27 ($0.10) ($0.43) $5.20 Interest related to ($0.44) Financial, debt issued for $4.50 operating, and fund contribution: Operating other: ($0.09) expenses and $0.40 other: Previously issued Additional ($0.14) 2019 shares: Energy efficiency: disallowed ($0.31) $0.01 executive 2020 equity plan: compensation: Interest expense: Incremental ($0.13) ($0.01) ($0.29) wildfire mitigation costs not in regulatory assets: ($0.14) SCE 2020 EPS from SCE SB 901/AB 1054 EIX Parent Share Count Midpoint of EIX Rate Base Forecast Variances Impacts & Other Dilution EPS Guidance Range Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. All tax-effected information on this slide is based on our current combined statutory tax rate of approximately 28%. Totals may not foot due to rounding July 29, 2020 12

2020 EIX Core Earnings Guidance Assumptions 2020 Assumption Additional Notes CPUC Rate Base ($ in Billions) $26.9 Return on Equity (ROE) 10.30% 2020 Cost of Capital Final Decision Equity in Capital Structure 52% 2020 Cost of Capital Final Decision FERC Rate Base ($ in Billions) $6.6 ~20% of total 2020 rate base forecast ROE 10.30% 2019 Formula Rate Settlement filed with FERC1 Equity in Capital Structure 47.5% 2019 Formula Rate Settlement filed with FERC1,2 Other EIX Equity Issuances $0.9 ATM program issuances of $27 million in Q1, $800 Items ($ in Billions) million registered direct offering in May, and internal programs Weighted Average Share 2019: 339.7 Based on shares outstanding as of June 30, 2020 Count (Millions) 2020: 372.6 held constant for balance of year; subject to change for internal program issuances Wildfire Insurance Fund Excluded Amortization expense will be a non-core item Expense from core guidance 1. Settlement with intervening parties pending FERC approval 2. FERC capital structure includes charges such as the AB 1054 wildfire insurance fund contributions, wildfire-related claims associated with the 2017/2018 Wildfire/Mudslide events, and the SONGS asset impairment July 29, 2020 13

Appendix

SCE has delivered ~7% annualized rate base growth since 2015, driven by growing capital investment Historical Capital Expenditures Historical Rate Base1 $ in Billions $ in Billions, Year-End Basis ~$20.4 billion 7.3% 2015–2019 CAGR 32.6 29.6 4.8 27.8 25.9 4.4 24.6 3.9 3.8 3.5 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 1. Since 2015, rate base excludes SONGS July 29, 2020 15

The bulk of SCE's investments are in its distribution system, consistent with wires-focused strategy

SCE forecasts investing $17.5 billion from 2020 to 2023 in its distribution system, ~85% of total capital plan[1]
$ in Billions



Infrastructure Replacement
Includes poles, circuit breakers, transformers, and relays
$5.4
General Plant
General projects and work supporting distribution
$4.6
Wildfire[2]
Includes covered conductor, preventative maintenance
$3.9
Other[3]
Includes grid mod, transportation electrification, among others
$1.9
Load Growth
Upgrades to ensure reliability where system capacity exceeded
$1.1
New Service Connections
Dependent on customer growth in service territory
$0.7

Investments will upgrade and modernize World War II-era infrastructure

Distribution grid requires upgrades to support grid resiliency and reliability, and increased use of distributed energy resources

Certain programs deferred as resources reallocated to wildfire mitigation[4]

- Investment level for these programs will increase beyond 2023 to resume trajectory toward equilibrium replacement rate

1. Forecast based on 2021 GRC request levels. Numbers may not add due to rounding
2. Excludes overheads
3. Other includes, among other things, grid modernization, emergency management, customer requested system modifications, and transportation electrification programs
4. Deferrals required with infrastructure replacement, load growth and grid modernization programs

July 29, 2020 Energy for What's Ahead℠ 16

Increased energy storage is essential as we expand the share of intermittent renewable electricity sources

690 MW
Already procured or installed

SCE has already exceeded 2024 state-mandated storage target[1]

1,185 MW
Procurement directed by CPUC[2]

SCE must procure incremental capacity to be online 2021–2023 to meet system reliability needs[2]

770 MW
New contracted capacity

SCE recently signed battery-based energy storage resource contracts as part of 1,185 MW need[3]

SCE estimates that **California will need 10 GW of utility-scale energy storage by 2030 and 30 GW by 2045** to support the transition to 100% carbon-free power

1. SCE has exceeded the 580 MW target set by AB 2514. Over 600 MW of the procured storage capacity is eligible to count towards CPUC targets
2. Incremental system resource capacity can be from various resources types, of which energy storage is an eligible resource. The capacity must come online between August 1, 2021 and August 1, 2023. SCE launched its System Reliability RFO to meet this need
3. Contracts still pending CPUC approval and are part of fulfilling SCE's 1,185 MW procurement requirement

July 29, 2020

Energy for What's Ahead℠ 17

CPUC cost of capital mechanism wouldn’t trigger unless benchmark index averages ~2.9% from Aug. through Sept.1 CPUC Cost of Capital Adjustment Mechanism Moody’s Baa Utility Index Rate (%) 6.0 5.5 5.0 Starting Value – 4.50% Dead- 4.5 band 4.0 Moving Average1: 3.6% 3.5 3.0 Spot Rate1: 3.0% 2.5 Oct. 1, 2019 Apr. 1, 2020 Oct. 1, 2020 Mechanism Approved for 2020–2023 CPUC 2020–2023 Authorized Cost of Capital ROE adjustment based on 12-month average of Moody’s Capital Baa utility bond rates, measured from October 1 to Structure Rate September 30 Common Equity 52% 10.30% If index exceeds 100 bps deadband from starting index Preferred 5% 5.70% value, authorized ROE changes by half the difference Long-term Debt 43% 4.74% Starting index value based on trailing 12 months of Moody’s Baa index as of Sept. 30, 2019 – reset at 4.50% Weighted Average Cost of Capital 7.68% 1. As of July 23, 2020 July 29, 2020 18

Wildfire mitigation plan (WMP) is a comprehensive strategy to prevent, combat, and respond to catastrophic wildfire risk

SCE's WMP incorporates mitigation measures deployed in high fire risk areas around the world, with following objectives:

Protect public safety

Reduce risk of potential wildfire-causing ignitions associated with SCE's electrical infrastructure

Implement measures that further harden SCE's electric system against wildfires and improve system resiliency

Enhance wildfire suppression efforts by improving fire agencies' ability to detect and respond to fires in coordination with utility emergency management personnel

Effectively communicate with customers, community groups, and other stakeholders

SCE determined highest consequence and frequency of ignitions were related to distribution infrastructure in high fire risk areas (HFRA)

Although most efforts directed toward distribution, as 92%[1] of ignition events are on distribution infrastructure, SCE's WMP also includes mitigation activities for transmission



6% of ignition events
Transmission (55kV and above) & HFRA
44% of ignition events
Distribution (33kV and below) & HFRA
2% of ignition events
Transmission (55kV and above) & Non-HFRA
48% of ignition events
Distribution (33kV and below) & Non-HFRA
Consequence
Frequency

1. Data analysis from 2015–2018 to inform our wildfire mitigation strategy

July 29, 2020

Energy for What's Ahead℠ | 19

Foundational strategy for mitigating wildfire risk continues; increased focus on risk-prioritization and customer impacts

		2020–2022 Wildfire Mitigation Plan[1]
Hardening the Grid	**Covered Conductor**	4,000 additional circuit miles by January 1, 2023 **2020:** 700–1,000 | **2021:** 1,400 | **2022:** 1,600
	Undergrounding	Considering ~17 miles of undergrounding
Enhanced Operational Practices	**Inspections**	Risk-informed ground & aerial inspection program covering ~50% of HFRA structures annually
	Vegetation Management	Continue expanded line clearances; focus on hazard tree assessments and timely removal; expand brush clearing at base of poles to 200,000–300,000 per year
	Public Safety Power Shutoff (PSPS)	De-energization based on circuit-specific wind speed thresholds, with new circuit-specific mitigation plans and customer care programs to reduce customer impacts
Situational Awareness	**Weather Stations**	375–475 weather stations per year
	HD Cameras	Deployment complete as coverage in high fire risk areas effectively maximized

1. Cost recovery above GS&RP settlement is subject to CPUC approval

July 29, 2020 Energy for What's Ahead℠ 20

SCE has requested cost recovery for all incremental 2018–2019 wildfire mitigation costs and expects decisions in 2021

	CPUC will review reasonableness of and decide on cost recovery for approximately $1 billion of wildfire-related costs
SCE's 2018–2019 Fire Memorandum Account (FMA) Update filed in March, covering ~$800 million[1]	Covers Wildfire Mitigation Plan MA (WMPMA), Fire Hazard Prevention MA (FHPMA), and Fire Risk Mitigation MA (FRMMA) in Track 2 of the GRC Seeks review of $509 million of incremental O&M and $302 million of incremental capital expenditures incurred through December 31, 2019 After flow through tax effects and excluding revenue requirement associated with AB 1054 Excluded Capital Expenditures, resulting requested revenue requirement is $500 million Decisions expected in 2021
WEMA and CEMA filed; 2020 costs will continue to be tracked in memo accounts	Other cost recovery applications have also been filed with the CPUC: – Grid Safety and Resiliency Program (GS&RP)—approved April 2020 – Wildfire Expense Memorandum Account (WEMA)[1] – Catastrophic Event Memorandum Account (CEMA)[1] 2020 FMA update due March 2, 2021, in Track 3 of the GRC. Proposed decision expected first quarter 2022

1. See page 22

July 29, 2020

Energy for What's Ahead℠ 21

Wildfire-Related CPUC Cost Recovery Filings

$ in Millions

Memorandum Account	Incremental Capital Spent	Incremental O&M Spent	Total Application Request[1]	Mechanism for Recovery	Anticipated Timeline
2018–2019 FMA Update Breakdown (inception-to-December 31, 2019)					
WMPMA	$302	$304		GRC Track 2	PD expected Q1 2021
FHPMA	–	198		GRC Track 2	PD expected Q1 2021
FRMMA	–	8		GRC Track 2	PD expected Q1 2021
Total FMA Update	$302	$509	$500		
Other Wildfire-related Memorandum Accounts (inception-to-June 30, 2020)					
GSRPMA[2]	$476	$86	$159	GS&RP Settlement	CPUC approved April 2020
WEMA (Insurance costs only)[3]	–	484	505	WEMA Application	PD expected Sept. 2020
CEMA (Filed)[4]	57	79	88	CEMA Application	PD expected March 2021
Sub-total	$533	$649	$752		
Grand Total	**$835**	**$1,158**	**$1,252**		

1. Total Application Request refers to revenue requirement request. Capital revenue requirement included in Total Application Request mainly represents depreciation, taxes, and return, and excludes the revenue requirement for any capital subject to AB 1054 (approximately $204 million of the $302 million of the WMPMA capital expenditures, and $304 million of the $476 million of the GS&RP capital expenditures (excluding overheads))
2. GSRPMA incremental capital and O&M spent includes inception-to-date expenditures found reasonable by the Settlement Agreement. The Settlement Agreement finds reasonable an additional $36 million in O&M that has not yet been spent as of June 30, 2020. The Total Application Request of $159 million is the 2018–2020 revenue requirement for amounts found reasonable by the Settlement Agreement. The revenue requirement for the AB 1054 Capital Expenditures is the subject of a separate Application for Financing Order filed July 2020
3. WEMA Total Application Request includes $478 million for insurance premium expense, $12 million for forecast financing costs (at a commercial paper rate), and $10 million for forecast memorandum account interest, plus $5 million for FF&U. "Incremental O&M Spent" as of June 30, 2020 is higher than the insurance premium portion of the Total Application Request due to subsequent true-up of insurance costs allocated to SONGS
4. CEMA Application filed on July 31, 2019 only covers certain events including 2017-2018 Drought, 2017 Pier Firestorm, 2017 Canyon 1 & Canyon 2 Firestorms, 2017 Thomas Firestorm, and 2017 Creek & Rye Firestorm

July 29, 2020

Energy for What's Ahead℠ | 22

Future Wildfire-Related CPUC Cost Recovery Filings

$ in Millions; Year-to-date as of June 30, 2020

Memorandum Account	Incremental Capital Spent	Incremental O&M Spent	Total Application Request[1]	Mechanism for Recovery	Anticipated Timeline
2020 FMA Update Breakdown:					
WMPMA	$96	$28		GRC Track 3	File application Q1 2021
FHPMA	–	73		GRC Track 3	File application Q1 2021
FRMMA	–	0		GRC Track 3	File application Q1 2021
Total FMA Update	$96	$101	TBD		
Other Wildfire-related Memorandum Accounts:					
GSRPMA (above settlement)	$142	$–	TBD	GRC Track 3	File application Q1 2021
WEMA (July–Dec '20 insurance)[2]	–	–	TBD[2]	WEMA Application	
CEMA (not-yet filed)[3]	–	45	TBD	CEMA Application	
Sub-total	$142	$45	TBD		
Grand Total	**$238**	**$146**	TBD		

1. GRC Track 3 cost recovery request will not include any revenue requirement associated with 2020 capital expenditures, as those capital expenditures are subject to the AB 1054 exclusion from equity rate base and will be recovered through a separate financing order
2. Insurance premiums for the July–December 2020 period have been prepaid but will accrue to SCE's expense accounts over the policy period. As such, the "Incremental O&M Spent" as of June 30, 2020 is $0. Application will seek recovery of those July–December 2020 premiums, financing costs, and memorandum account interest
3. Incremental O&M Spent includes drought CEMA-eligible expenses since January 1, 2019. These costs will be included in a future CEMA application. Incremental capital and O&M spent does not yet include amounts associated with other catastrophic events that are not already included in SCE's pending CEMA application

July 29, 2020 Energy for What's Ahead℠ 23

SCE Key Regulatory Proceedings

	Proceeding	Description and Next Steps
Base Rates	**2021 GRC Tracks 1 and 4** (A.19-08-013)	Set CPUC base revenue requirement for 2021–2024 See pages 25–27 for more information
	FERC TO2019A Rate Case (Docket #ER19-1553-000)	Settlement filed with FERC. Proposed decision expected by end of 2020
Wildfire	**2021 GRC Tracks 2 and 3** (A.19-08-013)	Requesting recovery of $500 million in Track 2. Track 3 costs TBD See pages 22–23, 25–27 for more information
	Application for Recovery of WEMA costs (A.19-07-020)	Requesting recovery of $505 million in insurance premiums and other associated costs Final decision expected September 2020
	Application for Recovery of CEMA costs (A.19-07-021)	Requesting recovery of $138 million in costs for drought-related work and for work related to 2017 fires Proposed decision expected March 2021
	Application for AB 1054 CapEx Securitization (A.20-07-008)	Requesting authority to issue ~$337 million of recovery bonds Request CPUC approval by November 5, 2020
	2020 Wildfire Mitigation Plan	CPUC ratified; SCE has requested safety certification
COVID-19	**COVID-19 Pandemic Protections Memo Account**	Record non-payment and non-recovery of billed amounts for residential and small business customers and later seek recovery. Proceeding TBD
	CEMA for COVID-19 Costs	Activated to track COVID-19-related costs since March 2020
Transp. Elec.	**Charge Ready Program** (A.14-10-014; A.18-06-015)	Implementation for charger installations and market education Expect CPUC to vote on Proposed Decision on August 27

July 29, 2020
Energy for What's Ahead℠
24

SCE's 2021 General Rate Case request balances foundational work with advancing ambitious State public policy goals

	GRC request balances advancing California's ambitious decarbonization policy goals and addressing emergent wildfire public safety risks, while continuing to provide safe, reliable, and affordable service
In 2021 GRC, SCE requests revenue requirement of ~$7.5 billion[1], or 11.3% increase over total rates[2]	GRC addresses major portion of CPUC-jurisdictional revenue requirement for 2021–2024, including operating costs and capital investment – Excludes costs such as fuel and purchased power and other discrete projects and programs with separate cost recovery applications – Excludes FERC-jurisdictional transmission revenue requirement Requests increases of $434 million for 2022 and $500 million for 2023
Increase driven by wildfire mitigation, depreciation, and normal growth	Continuing critical wildfire mitigation activities and appropriate insurance Depreciation proposal more closely aligns customer cost responsibility Vast majority of total revenues are central to our core functions
Proposed multi-track schedule to approve revenue	Components reviewed and approved in tracks, including 2018–2020 costs associated with Fire Memorandum Accounts[3,4] In mid-April, CPUC issued ruling requiring SCE to file RAMP and 2024 annual revenue requirement in new Track 4

1. Includes all updates to the GRC revenue requirement filed with the CPUC as of June 12, 2020
2. 11.3% includes the impact of lower anticipated 2021 kWh sales and recoveries of non-wildfire memo accounts
3. Includes Wildfire Mitigation Plan Memo Account, Fire Hazard Prevention Memo Account, Grid Safety and Resiliency Program Memo Account, and Fire Risk Mitigation Memo Account
4. See Wildfire-Related CPUC Cost Recovery Filings for more information

July 29, 2020

Energy for What's Ahead℠ 25

SCE’s 2021 General Rate Case will be approved in four tracks over 2020–2023 Estimated timeline for 2021 General Rate Case tracks and milestones1 CPUC SCE Intervenor Proposed Testimony Testimony SCE Rebuttal Decision Track 1: 2021–2023 GRC    Q1 ‘212 Revenue Requirement Track 2: 2018–2019 FMA  Q3 ’20 Q3 ’20 Q1 ’21 Update3 Track 3: 2020 FMA Update3; Q1 ’21 Q3 ’21 Q3 ’21 Q1 ’22 2018–2020 GS&RP4 Track 4: RAMP and 2024 Q2 ‘22 Q1 ‘23 Q1 ‘23 Q4 ‘23 Attrition Year 1. The schedule is subject to change over the course of the proceeding 2. Final decision 3. Includes Wildfire Mitigation Plan Memo Account, Fire Hazard Prevention Memo Account, Grid Safety and Resiliency Program Memo Account, and Fire Risk Mitigation Memo Account 4. 2018–2020 Grid Safety and Resiliency Program (GS&RP) costs above settlement amount July 29, 2020 26

GRC update: Intervenor proposals submitted; CPUC action affirms commitment to maintaining original schedule

Primary intervenor reductions are focused on the following areas, which ignore key cost-of-service principles

Wildfire mitigation: Generally support activities, but propose lower covered conductor scope

Wildfire insurance: Argue for partial shareholder funding of premiums

Depreciation rate: Propose lower depreciation

Incentive compensation: Similar to prior GRCs, argue portion should not be recovered from customers

CalPA and TURN proposals would result in rate base growth near range case forecast

Rate Base CAGR, 2018–2023



7.5%
6.1%
6.4%
SCE Rebuttal[1]
CalPA[2]
TURN[3]

CalPA and TURN recommend 2021 revenue requirement increases of 7.0% and 3.6%

2021 GRC Revenue Requirement, $ in Billions



2020 Authorized ($6.4)
7.5
6.9
6.7
SCE Rebuttal
CalPA
TURN

1. SCE Rebuttal rate base forecast includes CPUC GRC 2019-2020 authorized and 2021-2023 request, and latest Non-GRC and FERC estimates
2. CalPA rate base forecast assumes CPUC GRC rate base attrition year increases for 2022 and 2023 of 3.5%, consistent with CalPA's attrition mechanism proposal
3. TURN rate base forecast assumes TURN's CPUC GRC rate base attrition proposal of budget-based capital additions for wildfire and new service connections, 0% increase on all other capital additions

July 29, 2020

Energy for What's Ahead℠

27

SCE's average residential bills lower than national average because higher rates more than offset by lower usage

SCE's residential usage and bills are lower than national average due to milder climate and higher energy efficiency standards...

Residential Electricity Bill,
Dollars per Month


125
91
(27%)
US Average
SCE

...which offset above-average residential rates that reflect a cleaner fuel mix, higher cost of living, and lower system utilization

Average Residential Rate,
Cents per kWh


13.0
16.7
29%
US Average
SCE

Source: EIA's Form 861M (formerly Form 826) Data Monthly Electric Utility Sales and Revenue Data (12-Months Ending April 2020)
https://www.eia.gov/electricity/data/eia861m/index.html

Within California, PG&E and SDG&E's system average rates are 25% and 35% higher, respectively, than SCE's

System Average Rate[1]
Cents per kWh


17.8
22.2
+25%
vs SCE
24.0
+35%
vs SCE
SCE
PG&E
SDG&E

Sources: SCE Advice 4214-E effective June 1, PG&E Advice 5661-E-B effective May 1, SDG&E Advice 3536-E-A effective June 1

1. Rates include California Climate Credit

July 29, 2020
Energy for What's Ahead℠
28

SCE’s system average rate has grown less than inflation over the last 30 years, with some ups and downs along the way SCE’s system average rate has grown at an annualized ~2.1% as compared to local inflation of ~2.5% over the last 30 years Cents per kWh 25 Los Angeles Area 20 Inflation 15 SCE System Average Rate 10 5 0 1990 '95 '00 '05 '10 '15 2020 July 29, 2020 29

Earnings Per Share Non-GAAP Reconciliations Reconciliation of EIX Basic Earnings Per Share Guidance to EIX Core Earnings Per Share Guidance1 2020 EPS Attributable to Edison International Low High Basic EIX EPS $4.09 $4.34 Total Non-Core Items (0.28) (0.28) Core EIX EPS $4.37 $4.62 1. EPS is calculated on the assumed weighted-average share count for 2020 of 372.6 million July 29, 2020 30

Use of Non-GAAP Financial Measures Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings (losses) internally for financial planning and for analysis of performance. Core earnings (losses) are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings (losses) are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (losses) are defined as earnings attributable to Edison International shareholders less non-core items. Non-core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation. EIX Investor Relations Contact Sam Ramraj, Vice President (626) 302-2540 sam.ramraj@edisonintl.com July 29, 2020 31